EXHIBIT 10.3

    Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for
                             Non-Employee Directors

                        Restricted Stock Units Agreement

     TIME WARNER INC. (the "Company"), pursuant to the Company's 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors, as amended through January 21, 2005 and from time to time thereafter (the "Plan"), hereby irrevocably awards (the "Award") the following Restricted Stock Units (the "RSUs") related to the Company's Common Stock, par value $.01 per share (the "Common Stock"), to the undersigned Holder. The Award of RSUs is subject in all cases to the terms and conditions set forth in the Plan, which is incorporated into and made a part of this Agreement.

     1.   Name: <<First_Name>> <<Last_Name>>                    ID: <<ID>>

     2.   Grant Information for this Award:
          Restricted Stock Unit Grant Number: <<Number>>
          Date of Award: <<Date_of_Award>>
          Total Number of Restricted Stock Units Granted: <<Units_>>

     3.   The vesting dates shall be:
                Units                           Vesting Date
                -----                           ------------
                <<Shares_>>                     <<Vesting_Date>>

          subject to earlier forfeiture in certain circumstances, including termination of service as a director, and accelerated vesting, as provided in the Plan.

     4.   Restriction Period.

          The Restriction Period for each portion of the Award hereunder shall be the period commencing on the Date of Award and ending at the close of business on the Vesting Date listed for that portion of the Award.

     5. I acknowledge that I have read and will comply with Time Warner's Securities Trading Policy and Supplemental Trading Policies, which I understand may be updated from time to time.

     6.   I acknowledge and agree that:
               I will owe taxes at each Vesting Date on the portion of the Award for which the Restriction Period has ended and that I will be responsible for remitting all such taxes owed to the proper taxing authorities.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer or agent as of the ____ day of ____, ______.


                                                        Time Warner Inc.

                                                        By:_____________________
Accepted and Agreed to:

Holder: ____________________
              (Signature)
Home Address:                                           Business Address:

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